UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

MOJO VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

836 Grundy Avenue

Holbrook, New York 11741

(Address of Principal Executive Offices)(Zip Code)

(631) 750-3195

(Registrant’s telephone number, including area code)

___________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c)

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 9, 2011, Silberstein Ungar, PLLC (the “Former Accountant”) was dismissed as the Company’s accountant. The Company has engaged ZS Consulting Group, LLP (“New Accountant”) as its principal accountants effective June 9, 2011. The decision to change accountants was approved by the Company’s board of directors.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

The Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended September 30, 2010 and 2009 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended September 30, 2010 and 2009 contained an uncertainty about the Company’s ability to continue as a going concern.

During the years ended September 30, 2010 and 2009, and through the interim period ended June 9, 2011, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the years ended September 30, 2010 and 2009, and through the interim period ended June 9, 2011, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On June 9, 2011, the Company provided the Former Accountant with its disclosures in this Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mojo Ventures, Inc.

By: /s/ Peter Scalise III

Peter Scalise III

Chief Executive Officer

Date: June 10, 2011

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